Guarantees granted, commitments and contingent liabilities	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities
Guarantees granted, commitments and contingent liabilities
Guarantees granted
At December 31, 2018, the Group had pledged guarantees on the debt or commitments of third parties totaling €7 million (€5 million at December 31, 2017), as well as guarantees of €3 million on related party debt (€4 million at
December 31, 2017).
SCUSA Private-label financing agreement
In February 2013, FCA US entered into a private-label financing agreement (the “SCUSA Agreement”) with Santander Consumer USA Inc. (“SCUSA”), an affiliate of Banco Santander, which launched on May 1, 2013. Under the SCUSA Agreement, SCUSA provides a wide range of wholesale and retail financing services to FCA US's dealers and consumers in accordance with its usual and customary lending standards, under the Chrysler Capital brand name.
The SCUSA Agreement has a ten-year term from February 2013, subject to early termination in certain circumstances, including the failure by a party to comply with certain of its ongoing obligations under the SCUSA Agreement. In accordance with the terms of the agreement, SCUSA provided an upfront, non-refundable payment of €109 million (U.S.$150 million) in May 2013, which was recognized as deferred revenue and is amortized over ten years. At December 31, 2018, €57 million (U.S.$65 million) remained in deferred revenue.
From time to time, FCA US works with certain lenders to subsidize interest rates or cash payments at the inception of a financing arrangement to incentivize customers to purchase its vehicles, a practice known as “subvention”. FCA US has provided SCUSA with limited exclusivity rights to participate in specified minimum percentages of certain of its retail financing rate subvention programs. SCUSA has committed to certain revenue sharing arrangements, as well as to consider future revenue sharing opportunities. SCUSA bears the risk of loss on loans contemplated by the SCUSA Agreement. The parties share in any residual gains and losses in respect of consumer leases, subject to specific provisions in the SCUSA Agreement, including limitations on FCA US participation in gains and losses.
Other repurchase obligations
In accordance with the terms of other wholesale financing arrangements in Mexico, FCA Mexico is required to repurchase dealer inventory financed under these arrangements, upon certain triggering events and with certain exceptions, including in the event of an actual or constructive termination of a dealer’s franchise agreement. These obligations exclude certain vehicles including, but not limited to, vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date. In December 2015, FCA Mexico entered into a ten-year private label financing agreement with FC Financial, S.A De C.V., Sofom, E.R., Grupo Financiaro Inbursa (“FC Financial”), a wholly owned subsidiary of Banco Inbursa, under which FC Financial provides a wide range of financial wholesale and retail financial services to FCA Mexico's dealers and retail customers under the FCA Financial Mexico brand name. The wholesale repurchase obligation under the new agreement will be limited to wholesale purchases in case of actual or constructive termination of a dealer's franchise agreement.
At December 31, 2018, the maximum potential amount of future payments required to be made in accordance with these wholesale financing arrangements was approximately €206 million (US$236 million) and was based on the aggregate repurchase value of eligible vehicles financed through such arrangements in the respective dealer’s stock. If vehicles are required to be repurchased through such arrangements, the total exposure would be reduced to the extent the vehicles can be resold to another dealer. The fair value of the guarantee was nil at December 31, 2018.
Arrangements with key suppliers
From time to time and in the ordinary course of our business, the Group enters into various arrangements with key third party suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Future minimum purchase obligations under these arrangements at December 31, 2018 were as follows for the Group's continuing operations:

(€ million)
2019	€804
2020	€508
2021	€349
2022	€216
2023	€32
2024 and thereafter	€42

Operating lease contracts
The Group has operating lease contracts for the right to use industrial buildings and equipment with an average term of 10-20 years and 3-5 years, respectively. The following table summarizes the total future minimum lease payments under non-cancellable lease contracts for the Group's continuing operations:

	At December 31, 2018
	Due within one year	Due between one and three years	Due between three and five years	Due beyond five years	Total
	(€ million)
Future minimum lease payments under operating lease agreements	€325	€331	€172	€199	€1,027

During 2018, the Group recognized lease payments expense of €423 million (€284 million in 2017 and €280 million in 2016).
Other commitments, arrangements and contractual rights
UAW Labor Agreement
In October 2015, FCA US and the UAW agreed to a four-year national collective bargaining agreement, which will expire in September 2019. The provisions of the new agreement continue certain opportunities for success-based compensation upon meeting certain quality and financial performance metrics. The agreement closes the pay gap between “Traditional” and “In-progression” employees over an eight-year period and will continue to provide UAW-represented employees with a simplified adjusted profit sharing plan. The adjusted profit sharing plan was effective for the 2016 plan year and is directly aligned with NAFTA profitability. The agreement included lump-sum payments in lieu of further wage increases of primarily U.S.$4,000 for “Traditional” employees and U.S.$3,000 for “In-progression” employees totaling approximately U.S.$141 million (€127 million) that was paid to UAW members on November 6, 2015. These payments are being amortized ratably over the four-year labor agreement period.
Italian labor agreement
In April 2015, a four-year compensation agreement was signed by FCA companies within the automobiles business in Italy. The compensation agreement was subsequently included into the labor agreement and was extended to all FCA companies in Italy on July 7, 2015.
The compensation arrangement was effective retrospectively from January 1, 2015 through December 31, 2018 and incentivized all employees toward achievement of the productivity, quality and profitability targets established in the 2015-2018 period of the 2014-2018 business plan developed in May 2014 by adding two variable additional elements to base pay:

•	an annual bonus, calculated on the basis of production efficiencies achieved and the plant’s World Class Manufacturing audit status; and

•
a component linked to achievement of the financial targets established in the 2015-2018 period of the 2014-2018 business plan for the EMEA region, including the activities of the premium brands Alfa Romeo and Maserati.

A total of €72 million, €105 million and €101 million related to the additional variable elements above was recorded as an expense included within Net profit from continuing operations for the years ended December 31, 2018, 2017 and 2016, respectively.
Negotiations for the renewal of this labor contract commenced on November 29, 2018. As of February 22, 2019, negotiations are ongoing.
Canada labor agreement
FCA entered into a four-year labor agreement with Unifor in Canada that was ratified on October 16, 2016. The terms of this agreement provide a two percent wage increase in the first and fourth years of the agreement for employees hired prior to September 24, 2012 and will continue to close the pay gap for employees hired on or after September 24, 2012 by revising a ten-year progressive pay scale plan. The agreement includes a lump sum payment in lieu of further wage increases of 6,000 Canadian dollars (“CAD$”) per employee totaling approximately CAD$55 million (approximately €38 million) that was paid to Unifor members on November 4, 2016. These payments will be amortized ratably over the four-year labor agreement period. The agreement expires September 2020.
Contingent liabilities
In connection with significant asset divestitures carried out in prior years, the Group provided indemnities to purchasers with the maximum amount of potential liability under these contracts generally capped at a percentage of the purchase price. These liabilities refer principally to potential liabilities arising from possible breaches of representations and warranties provided in the contracts and, in certain instances, environmental or tax matters, generally for a limited period of time. Potential obligations with respect to these indemnities were approximately €160 million and a total of €50 million has been recognized within Provisions related to these obligations as of December 31, 2018 and 2017. The Group has provided certain other indemnifications that do not limit potential payment and as such, it was not possible to estimate the maximum amount of potential future payments that could result from claims made under these indemnities.
Takata airbag inflators
We are aware of putative class action lawsuits filed in March 2018 against FCA US in the U.S. District Courts for the Southern District of Florida and the Eastern District of Michigan, asserting claims under federal and state laws alleging economic loss due to Takata airbag inflators installed in certain of our vehicles. At this early stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Rear Impact Litigation
On July 9, 2012, a lawsuit was filed against FCA US in the Superior Court of Decatur County, Georgia, U.S., with respect to a March 2012 fatality in a rear-impact collision involving a 1999 Jeep Grand Cherokee. Plaintiffs alleged that the manufacturer had acted in a reckless and wanton fashion when it designed and sold the vehicle due to the placement of the fuel tank behind the rear axle and had breached a duty to warn of the alleged danger. On April 2, 2015, a jury found in favor of the plaintiffs and the trial court entered a judgment against FCA US in the amount of U.S. $148.5 million (€141 million). On July 24, 2015, the Court issued a remittitur reducing the judgment against FCA US to U.S. $40 million (€38 million).
While FCA US respects the decision of the jury, the Company appealed the final judgment issued by the judge. FCA US believes the judgment was not supported by the evidence or the law. FCA US maintains that the 1999 Jeep Grand Cherokee is not defective, and its fuel system does not pose an unreasonable risk to motor vehicle safety. The vehicle met or exceeded all applicable Federal Motor Vehicle Safety Standards, including the standard governing fuel system integrity. Furthermore, FCA US has submitted extensive data to NHTSA validating that the vehicle performs as well as, or better than, peer vehicles in impact studies. During the trial, however, the judge did not permit FCA US to introduce for the jury’s consideration, all data previously provided to NHTSA along with other key evidence, demonstrating the vehicle’s fuel system is not defective.
On November 15, 2016, the Georgia Court of Appeals affirmed the Court’s verdict and judgment of U.S.$40 million (€38 million). On March 15, 2018, the Georgia Supreme Court affirmed the judgment of the Georgia Court of Appeals. FCA US declined to pursue further appeals and the final amount of the outstanding judgment, including accrued interest, did not materially exceed our existing provisions.
Emissions Matters
On January 10, 2019, we announced that FCA US reached final settlements on civil, environmental and consumer claims with the U.S. Environmental Protection Agency (“EPA”) , U.S. Department of Justice, the California Air Resources Board, the State of California, 49 other States and U.S. Customs and Border Protection, for which we have accrued €748 million, of which approximately €350 million will be paid in civil penalties to resolve differences over diesel emissions requirements. We also announced that FCA US had reached settlements in connection with a putative class action on behalf of consumers in connection with which FCA US agreed to pay an average of $2,800 per vehicle for each eligible customer affected by the recall.
We remain subject to diesel emissions-related investigations by the U.S. Securities and Exchange Commission and the U.S. Department of Justice, Criminal Division.  In addition, we remain subject to a number of related private lawsuits and the potential for additional claims by consumers who choose not to participate in the class action settlement.
We have also received inquiries from other regulatory authorities in a number of jurisdictions as they examine the on-road tailpipe emissions of several automakers’ vehicles and, when jurisdictionally appropriate, we continue to cooperate with these governmental agencies and authorities.
In Europe, we have been working with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency. We also initially responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for our vehicles, and we discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations have been held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure, which oversees the KBA, in an effort to resolve their differences. The mediation was concluded with no action being taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT has responded to the EC's allegations by confirming that the vehicles' approval process was correctly performed.
In addition, at the request of the French Consumer Protection Agency, the Juge d’Instruction du Tribunal de Grande Instance of Paris is investigating diesel vehicles of a number of automakers including FCA, regarding whether the sale of those vehicles violated French consumer protection laws. In December 2018, the Korean Ministry of Environment announced its determination that 2,428 FCA vehicles imported in Korea during 2015, 2016 and 2017 were not emissions compliant and that the vehicles with a subsequent update of the emission control calibrations voluntarily performed by FCA, although compliant, would have required re-homologation of the vehicles concerned.
The results of the unresolved inquiries and private litigation cannot be predicted at this time and these inquiries and litigation may lead to further enforcement actions, penalties or damage awards, any of which may have a material adverse effect on our business, results of operations and reputation.  It is possible that the resolution of these matters may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and could have a material adverse effect on our business, financial condition and results of operations.  At this stage, we are unable to evaluate the likelihood that a loss will be incurred with regard to the unresolved inquiries and private litigation or estimate a range of possible loss.
Safety Recall and Emissions-related Securities Class Action Lawsuit
On September 11, 2015, a putative securities class action complaint was filed in the U.S. District Court for the Southern District of New York against us alleging material misstatements regarding our compliance with regulatory requirements and that we failed to timely disclose certain expenses relating to our vehicle recall campaigns. On October 5, 2016, the district court dismissed the claims relating to the disclosure of vehicle recall campaign expenses but ruled that claims regarding the alleged misstatements regarding regulatory requirements would be allowed to proceed. On February 17, 2017, the plaintiffs amended their complaint to allege material misstatements regarding emissions compliance. On November 13, 2017, the Court denied our motion to dismiss the emissions-related claims. On June 15, 2018, the Court certified a class of our stockholders in the case. On February 4, 2019, we entered into an agreement in principle to settle the litigation contingent on court approval and our insurers' confirmation for an amount within the coverage limits of our applicable insurance policies. As such, any potential loss is not material to the Group.
U.S. Sales Reporting Investigations
On July 18, 2016, we confirmed that the U.S. Securities and Exchange Commission had commenced an investigation into our reporting of vehicle unit sales to end customers in the U.S. and that inquiries into similar issues have been received from the U.S. Department of Justice. These vehicle unit sales reports relate to unit sales volumes primarily by dealers to consumers while we generally recognize revenues based on shipments to dealers and other customers and not on vehicle unit sales to consumers. We continue to cooperate with these investigations; however their outcome is uncertain and cannot be predicted at this time. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
As previously reported, two putative securities class action lawsuits were filed against us in the U.S. District Court for the Eastern District of Michigan making allegations with regard to our reporting of vehicle unit sales to end consumers in the U.S. These lawsuits have been consolidated into a single action and on October 4, 2018, we entered into an agreement in principle to settle the consolidated litigation, subject to court approval, for an amount that is not material to the Group.
National Training Center
In connection with an on-going government investigation into matters at the UAW-Chrysler National Training Center, the U.S. Department of Justice has brought charges against a number of individuals including former FCA US employees and individuals associated with the UAW for, among other things, tax fraud and conspiring to provide money or other things of value to a UAW officer and UAW employees while acting in the interests of FCA US, in violation of the Labor Management Relations (Taft-Hartley) Act. We continue to cooperate with this investigation. Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. Those actions have been dismissed at the trial court stage, but remain subject to appeal. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.